                RWB/DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO


                 Number                                  Shares

                        DIMENSIONAL INVESTMENT GROUP INC.


SEE REVERSE SIDE FOR                                      CUSIP
CERTAIN DEFINITIONS

                                      VOID


THIS CERTIFIES THAT  __________________________________________ IS THE OWNER OF
_______________________________________________________________________ FULLY
PAID AND NON-ASSESSABLE SHARES OF THE ABOVE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THE CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT. WITNESS THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.


                                     COUNTERSIGNED:

                                     PROVIDENT FINANCIAL PROCESSING CORPORATION
                                     ------------------------------------------
                                                                 TRANSFER AGENT
DATED:                               BY
                                     ------------------------------------------
                                                           AUTHORIZED SIGNATURE

Michael T. Scardina                       David G. Booth
------------------------------       ------------------------------------------
TREASURER                                                             PRESIDENT

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   - as tenants in common   UNIF GIFT MIN ACT -       Custodian
                                                             -------------------
     TEN ENT   - as tenants by the entireties                (Cust)      (Minor)
     JT TEN    - as joint tenants with right of    under Uniform Gifts to Minors
                 survivorship and not as tenants   Act . . . . . . . . . . . .
                 in common                                   (State)

                 Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------


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            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

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                                                                         SHARES
------------------------------------------------------------------------
OF BENEFICIAL INTEREST REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

---------------------------------------------------------------------- ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION AND FULL POWER OF SUBSTITUTION IN THE PREMISES.
  DATED:                  19            SIGNED:
        -----------------   --                  -------------------------------

                                        ---------------------------------------
                                            (BOTH MUST SIGN IF JOINT TENANCY)
                                        SIGNATURE(S)
                                        GUARANTEED
                                                   ----------------------------
                                                            FIRM OR BANK

                                        BY
                                          -------------------------------------

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.